UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016 (May 11, 2016)

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2016, Kansas City Southern (the “Company”), pursuant to an Underwriting Agreement dated May 11, 2016 (the “Underwriting Agreement”) among the Company, the other guarantors named therein (the “Note Guarantors”) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed therein, issued and sold $250.0 million in aggregate principal amount of 3.125% Senior Notes due 2026 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (File No. 333-200411) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The above description of the Underwriting Agreement is qualified in its entirety by reference to the terms of that agreement attached hereto as Exhibit 1.1, and incorporated herein by reference.

The Notes were issued pursuant to an Indenture dated December 9, 2015 (the “Base Indenture”), among KCS, the Note Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated May 16, 2016, among the Company, the Note Guarantors and the Trustee (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes are unsecured senior obligations of the Company and are unconditionally guaranteed, jointly and severally, on an unsecured senior basis, by each of the Company’s current and future domestic subsidiaries that from time to time guarantees the Company’s Credit Agreement, dated December 9, 2015, among the Company, the guarantors party thereto, the various financial institutions and other persons from time to time party thereto as lenders and/or issuing banks and Bank of America, N.A., as administrative agent for the lenders, or any other debt of the Company or any of the Company’s significant subsidiaries that is a Note Guarantor (the “Note Guarantees”).

The Notes will bear interest at a rate of 3.125% per annum, payable semi-annually on June 1 and December 1 of each year, beginning on December 1, 2016, to persons who are the registered holders of the Notes on the immediately preceding May 15 and November 15, respectively. The Notes will mature on June 1, 2026 (the “Maturity Date”).

The Indenture limits the ability of (i) the Company and the Note Guarantors to, among other things, create or permit any lien or merge, consolidate or transfer substantially all of their assets and (ii) the Company to permit its subsidiaries that are not Note Guarantors to incur certain debt. In the event of a Change of Control Repurchase Event (as defined in the Seventh Supplemental Indenture), the Company will be required to make an offer to each holder of the Notes to repurchase all or any part of that holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued interest, if any, to, but excluding, the date of repurchase.

In addition, under the Indenture, the Notes may be declared immediately due and payable by the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding if any of certain events of default occur and are continuing under the Indenture. Subject to certain qualifications and applicable grace periods as set forth in the Indenture, the events of default include the following:

•	the Company fails to pay the principal or any premium on a Note on its due date;

•	the Company fails to pay interest on any Note within 30 days of its due date;

•	the Company defaults in the performance of or breach of any covenant of the Indenture and such default continues for a period of 90 days after written notice by the Trustee or the holders of 25% or more in aggregate principal amount of the Notes;

•	certain events of bankruptcy or insolvency described in the Indenture with respect to the Company or any Note Guarantor;

•	any Note Guarantee ceases to be in full force and effect or any Note Guarantor or person acting on behalf of such Note Guarantor denies or disaffirms such Note Guarantor’s obligations under the Indenture or any Note Guarantee and such default continues for a period of 10 days after written notice by the Trustee or the holders of 25% or more in aggregate principal amount of the Notes; and

•	the Concession Title (as defined in the Indenture) ceases to grant to Kansas City Southern de México, S.A. de C.V. (“KCSM”) the rights provided therein as of December 9, 2015 and such cessation results in a material adverse effect on the Company and its subsidiaries taken as a whole; (x) the Concession Title is for any reason terminated and not reinstated within 30 days or (y) the rights provided therein which were originally exclusive to KCSM becomes nonexclusive and the cessation of such exclusivity results in a material adverse effect on the Company and its subsidiaries taken as a whole; or the commandeering or repossession of the Northeast Rail Lines (as defined in the Indenture) for a period of 90 days or more.

The Company, at its option, may redeem the Notes in whole at any time or in part from time to time prior to March 1, 2026 (the date that is three months prior to the Maturity Date), at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis as set forth in the Indenture. On or after March 1, 2026, the Notes may be redeemed, at the Company’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of Notes to be redeemed plus accrued interest to but excluding the redemption date.

The above description of the terms of the Notes is qualified in its entirety by reference to the Base Indenture and the Seventh Supplemental Indenture. A copy of the Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 15, 2015 (File No. 1-4717) and is incorporated herein by reference. A copy of the Seventh Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The form of Note, which is included as part of the Seventh Supplemental Indenture, is attached hereto as Exhibit 4.3, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

On May 11, 2016, the Company issued a press release announcing the pricing of the offering of the Notes, as described above under Item 1.01 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also in connection with the offering, the Company is filing legal opinions regarding the validity of the Notes as Exhibits 5.1 and 5.2 to this Form 8-K with reference to, and incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 11, 2016, among the Company, the Note Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed therein.

4.1	Base Indenture, dated December 9, 2015, among the Company, the Note Guarantors and U.S. Bank National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 15, 2015 (File No. 1-4717), is incorporated herein by reference as Exhibit 4.1.

4.2	Seventh Supplemental Indenture, dated May 16, 2016, among the Company, the Note Guarantors and U.S. Bank National Association, as trustee.

4.3	Form of Note representing 3.125% Senior Notes due 2026 (included in Exhibit 4.2).

5.1	Opinion of White & Case LLP.

5.2	Opinion of Husch Blackwell LLP.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).

23.2	Consent of Husch Blackwell LLP (included in Exhibit 5.2).

99.1	Press Release regarding the Notes, dated May 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Vice President and Corporate Secretary

Date: May 16, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 11, 2016, among the Company, the Note Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters listed therein.

4.1	Base Indenture, dated December 9, 2015, among the Company, the Note Guarantors and U.S. Bank National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 15, 2015 (File No. 1-4717), is incorporated herein by reference as Exhibit 4.1.

4.2	Seventh Supplemental Indenture, dated May 16, 2016, among the Company, the Note Guarantors and U.S. Bank National Association, as trustee.

4.3	Form of Note representing 3.125% Senior Notes due 2026 (included in Exhibit 4.2).

5.1	Opinion of White & Case LLP.

5.2	Opinion of Husch Blackwell LLP.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).

23.2	Consent of Husch Blackwell LLP (included in Exhibit 5.2).

99.1	Press Release regarding the Notes, dated May 11, 2016.